UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2021

ALARM.COM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37461	26-4247032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8281 Greensboro Drive	Suite 100	Tysons	Virginia	22102
(Address of principal executive offices)				(Zip code)

Registrant’s telephone number, including area code: (877) 389-4033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALRM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director

On January 12, 2021, Alarm.com Holdings, Inc. (the “Company”) appointed Rear Admiral (Ret.) Stephen Evans to serve on the Company’s Board of Directors (the “Board”) as a Class II director effective as of February 1, 2021. Admiral Evans will serve for the term expiring at the Company’s 2023 Annual Meeting of Stockholders or until his earlier death, resignation or removal. Admiral Evans has also been appointed to the Nominating and Corporate Governance Committee of the Board effective as of February 1, 2021.

Admiral Evans, 57, retired in 2020 from the United States Navy where he most recently served as Special Advisor to the Commander, Naval Operations. Admiral Evans served as Senior Advisor, Deputy U.S. Military, NATO Military Committee from 2019 to 2020, as Commander, George H. W. Bush Carrier Strike Group from 2017 to 2019 and as Commander, Naval Service Training Command from 2015 to 2017. Prior to that, during his more than twenty years of service in the United States Navy, Admiral Evans held a variety of leadership positions. Admiral Evans earned a B.A. at The Citadel and a M.A. in National Security Affairs from the U.S. Naval War College.

Admiral Evans will be compensated in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described in greater detail in the Company’s definitive proxy statement on Schedule 14A relating to its 2020 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission (the “Commission”) on April 23, 2020.

In connection with his appointment, Admiral Evans and the Company will enter into the Company’s standard form of indemnity agreement, the form of which was previously filed with the Commission as Exhibit 10.9 to Amendment No. 1 to the Company's Registration Statement on Form S-1 filed with the Commission on June 11, 2015.

Admiral Evans was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between the Company and Admiral Evans that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alarm.com Holdings, Inc.

Date:	January 12, 2021
		By:	/s/ Steve Valenzuela
Steve Valenzuela
Chief Financial Officer
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